Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Loan Funding Structure, LLC. This review included 5573 residential mortgage loans, in connection with the securitization identified as BRAVO Residential Funding Trust 2019-2 (the “Securitization”). The reviews began on June 1, 2018, and concluded on March 13, 2019.

Digital Risk also reviewed a portion of the loans for a prior engagement with XXXX, on which Client has relied pursuant to a Reliance Letter. The XXXX review began on December 15, 2017, and concluded on March 31, 2018.

Scope of Review

Scope	Loans Reviewed
Data Integrity	5572
Compliance / ATR Only Review / 12 Month Payment History	70
Pre-TRID, Pre ATR/QM Compliance Only / 12 Month Payment History	944
Compliance / ATR Only Review	356
Pre-TRID, Pre ATR/QM Compliance Only	3937
Pay History Only Review	266
Total loan reviews	5573

Digital Risk performed an ATR Review to verify compliance with the 8 key underwriting factors listed below including Appendix Q to render an overall Compliance grade and ATR status outlined in the Summary of results section of this Narrative.

ATR Review

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii. Credit	History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

Compliance Review

Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with federal, state and local laws and regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations for all Post TRID loans. Also tested for TILA/RESPA on all Pre-TRID loans.

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

Data Integrity:

Digital Risk performed a Data Integrity collection from client-identified source documents.

Payment History Review:

Digital Risk preformed a 12-month Payment history review, which also included a “Payment Data Validation” which means that Digital risk validated the payment data contained within the data tape. Testing the following:

a.	Current Interest bearing UPB

b.	Current Interest Rate

c.	Current P&I

Summary of Results

Overall Loan Grade
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade 1	1382	$157,307,854.50	31.71%
Event Grade 2	1840	$171,414,072.26	34.56%
Event Grade 3	1189	$92,956,775.98	18.74%
Event Grade 4	896	$74,374,479.74	14.99%
Total Sample	5307	$496,053,182.48	100.00%

Compliance Overall Grade
Event Grade	Loan Count	Percent of Sample
Event Grade 1	1382	26.04%
Event Grade 2	1840	34.67%
Event Grade 3	1189	22.40%
Event Grade 4	896	16.88%
Total Sample	5307	100.00%

Overall ATR Status
Event Grade	Loan Count	Percent of Sample
ATR - Compliant	50	0.94%
ATR - Exempt	1	0.02%
ATR - Inconclusive	373	7.03%
ATR - Non Compliant	2	0.04%
ATR - Not Tested	4881	91.97%
Total Sample	5307	100.00%

Event Grade Definitions

Final Loan Grade
1	Loan meets Credit, Compliance, and Valuation Guidelines
2	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
3	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
4	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
1	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
2	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
3	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
4	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
1	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
2	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
3	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
4	There was not sufficient documentation to perform a review or the required legal documents were not furnished.